SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549


                              FORM 8-K
                           CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


                           April 27, 2005

                            Date of Report
                           (Date of earliest
                            event reported)


                      CONSOLIDATED-TOMOKA LAND CO.
        (exact name of registrant as specified in its charter)


 FLORIDA                       0-5556                 59-0483700
(State or other                                     (IRS Employer
  jurisdiction                                       Identification
  of incorporation)    (Commission File Number)      Number)



                 1530 Cornerstone Boulevard, Suite 100
                     Daytona Beach, Florida        32117
      (Address of principal executive offices)   (Zip Code)


                             (386)274-2202
          (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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FORM 8-K, April 27, 2005
CONSOLIDATED-TOMOKA LAND CO.
COMMISSION FILE NO.  0-5556
EMPLOYER ID NO.  59-0483700


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 27, 2005, the Board of Directors appointed James E. Gardner to fill the unexpired term of William O.E. Henry, who died in March. There are no arrangements or understandings between Mr. Gardner and any other person concerning his appointment to the Board of Directors.

Mr. Gardner retired in 2000 as president and chief executive officer of ITT Community Development Corporation, the planner and developer of Palm Coast, Florida, a 42,000-acre planned community. Mr. Gardner has been appointed to the Compensation and Stock Option, and Governance Committees of the Board of Directors. There are and have been no transactions, either since the beginning of the Company's last fiscal year or that are currently proposed, regarding Mr. Gardner that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change
           in Fiscal Year.

On April 27, 2005, the bylaws of the Company were amended to reflect the correct number of directors. Section 2.1 "Number, Qualifications" under Article II "Board of Directors" was changed. This section now states that the total number of directors constituting the board of directors of the corporation shall be nine. The number of directors may be increased or decreased only by the affirmative vote of (a) the holders of at least 85% of the shares of the corporation then entitled to be voting on such change or (b) two-thirds of the directors then in office. Directors need not be shareholders.

Section 2.9 "Mandatory Retirement of Directors" was added under
Article II "Board of Directors." The new bylaw states that a director of the Company shall retire from the board of directors at the first annual meeting of shareholders held after the director attains age 75.

Both changes take effect immediately.




        ( c ) Exhibits.

              99.2 Bylaws as amended April 27, 2005.




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FORM 8-K, April 27, 2005
CONSOLIDATED-TOMOKA LAND CO.
COMMISSION FILE NO.  0-5556
EMPLOYER ID NO.  59-0483700










SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CONSOLIDATED-TOMOKA LAND CO.


Date: April 27, 2005        By:/S/William H. McMunn
                            -----------------------
                            William H. McMunn President
                            And Chief Executive Officer


























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